UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    January 7, 2005



                           BIOPHAN TECHNOLOGIES, INC.
                  --------------------------------------------
             (Exact name of registrant as specified in its charter)


            NEVADA                    0-26057                 82-0507874
-----------------------------      -------------          --------------------
(State or other jurisdiction        (Commission            (I.R.S. Employer
      of incorporation)             File Number)          Identification No.)


      150 LUCIUS GORDON DRIVE,  SUITE 215
            WEST HENRIETTA, NEW YORK                              14586
      ---------------------------------------                   ---------
      (Address of principal executive offices)                  (Zip code)



                                 (585) 214-2441
                         -------------------------------
                         (Registrant's telephone number)

Item 7.01 Regulation FD Disclosure

In a press release dated January 7, 2005, the Company announced the signing of a letter of intent to acquire an interest in AMRIS GmbH, a leading German-based developer of MRI-safe and image-compatible technology solutions and biomedical devices. As a part of the transaction, valued at approximately $4 million, the Company will acquire worldwide exclusive rights to fifteen issued and pending patents, important to the medical industry as the use of MRI interventional medicine and MRI diagnostics for examination of stents and other implants becomes standard medical procedure. See attached Exhibit 99.1 for the complete text of the press release.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   BIOPHAN TECHNOLOGIES, INC.
                                                   -----------------------------
                                                           (Registrant)

         1/7/05                                    /S/ Robert J. Wood
Date -----------------                             -----------------------------
                                                          (Signature)

                                                   Robert J. Wood
                                                   CFO, Treasurer, Secretary
                                                   (Principal Financial Officer)